                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934
                   Date of Report (April 13, 2000)(April 14, 2000)

                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-19860
                             Commission File Number

 DELAWARE                                      13-3385513
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

555 BROADWAY, NEW YORK, NEW YORK                           10012
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (212) 343-6100

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED APRIL 14, 2000
--------------------------------------------------------------------------------


ITEM 5. OTHER EVENTS

See Exhibit 99.1 noticing that on April 13, 2000 Scholastic Corporation entered into a definitive agreement with Lagardere S.C.A. of France to acquire Grolier, Inc. for $400 million in cash.

ITEM 7. EXHIBITS

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

        Exhibit

        NUMBER       DESCRIPTION OF DOCUMENT


        99.1         Press release of Scholastic Corporation, dated April 13, 2000.

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED APRIL 14, 2000
------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SCHOLASTIC CORPORATION
                                     (Registrant)
Date: April 14, 2000                 /S/ RICHARD ROBINSON
                                     -------------------------------------------
                                     Richard Robinson
                                     Chairman, Chief Executive Officer &
                                      President


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CURRENT REPORT ON FORM 8-K, DATED APRIL 14, 2000
EXHIBIT INDEX
--------------------------------------------------------------------------------
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

EXHIBIT NUMBER      DESCRIPTION OF DOCUMENT           PAGE NUMBER IN SEQUENTIALLY
                                                      NUMBERED COPY

Exhibit 99.1        Press release of                               E-1
                    Scholastic Corporation, dated
                    April 13, 2000.

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